UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2015

SIEBERT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

New York	0-5703	11-1796714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

885 Third Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 644-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)           On December 11, 2015, the Company held its 2015 Annual Meeting of Shareholders (the “Shareholder Meeting”).

(b)           At the Shareholder Meeting, the Company’s shareholders voted on a proposal to elect four  directors to hold office until the next annual meeting or until the director’s successor has been duly elected. Votes regarding the election of all four  nominees were as follows:

Name	For Nominee	Authority Withheld From Nominee	Broker Non-Votes

Jane Macon	20,346,099	58,185	--
Patricia L. Francy	20,347,852	56,432	--
Nancy Peterson Hearn	20,108,210	296,074	--
Robert P. Mazzarella	20,353,852	50,432	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2015	By:	/s/ Joseph M. Ramos, Jr.
Joseph M. Ramos, Jr.
Chief Operating Officer, Chief Financial Officer and Secretary